UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2006


                          IMMTECH PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      8733                   39-1523370
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (847) 573-0033

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure.

            Immtech Pharmaceuticals, Inc. received a commitment for expanded funding from the University of North Carolina at Chapel Hill ("UNC") under the Clinical Research Subcontract as amended and restated, effective as of March 28, 2006. The funding commitment to Immtech is based on an expanded commitment of about $22.6 million funded by the Bill and Melinda Gates Foundation in a grant to UNC to develop a treatment for human African sleeping sickness ("HAT"). Pursuant to the commitment from UNC, Immtech will receive a total of $13.6 million over the next five years to accelerate development of its lead drug, pafuramidine maleate (DB289), for the treatment of HAT. Immtech received the first installment of $5.6 million this week. The majority of this additional funding will be used by Immtech to accelerate ongoing Phase III clinical testing of pafuramidine for HAT treatment, to further manufacturing of the lead drug, and to complete regulatory submissions in preparation for commercialization. The additional grant increases the funding commitment from the Foundation to UNC to approximately $40 million and from UNC to Immtech to approximately $25.3 million.

            The information in this Item 7.01 and in the accompanying Exhibit
99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

            (c)  Exhibits.

            The following exhibit is furnished as part of this Report:

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Exhibit Number               Description
--------------------------------------------------------------------------------

99.1 Press release dated May 23, 2006 announcing the grant of expanded funding to the Company under a Clinical Research Subcontract from the University of North Carolina at Chapel Hill.
--------------------------------------------------------------------------------

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH PHARMACEUTICALS, INC.


Date:  May 25, 2006                      By: /s/ Eric L. Sorkin
                                             ----------------------------
                                             Eric L. Sorkin
                                             Chief Executive Officer and
                                             President